Exhibit 10.9

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

Subject to the terms and conditions of this Notice of Restricted Stock Award (this "Notice"), the Restricted Stock Award Agreement attached hereto (the "Award Agreement"), and the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the "Plan"), the below individual (the "Participant") is hereby granted the below number of Shares (the "Covered Shares") of common stock in Powell Industries, Inc. (the "Company").  Unless otherwise specifically indicated, all terms used in this Notice shall have the meaning as set forth in the Award Agreement or the Plan.

Identifying Information:

Participant Name	Date of Grant:
and Address:	Number of "Covered Shares":
Purchase Price per Share:
Vesting Commencement Date:

Vesting Schedule:

Subject to the Participant’s continuous status as a Director, and the terms of the Plan and this Award Agreement, the Covered Shares shall vest in accordance with the following vesting schedule (the "Vesting Schedule"):

[INSERT VESTING SCHEDULE]

[SIGNATURES ON NEXT PAGE]

1

By your signature and the signature of the Company's representative below, the Participant and the Company agree that the Covered Shares granted are governed by the terms and conditions of this Notice, the Award Agreement and the Plan.

POWELL INDUSTRIES, INC.

By:

Its:

Dated:

PARTICIPANT ACKNOWLEDGMENT

The Participant acknowledges receipt of a copy of this Notice, the Award Agreement and the Plan, and represents that he or she is familiar with the provisions thereof, and hereby accepts the Covered Shares subject to all of the terms and provisions hereof and thereof.  The Participant has reviewed this Notice, the Award Agreement and the Plan in their entirety, has had an opportunity to obtain the advice of legal counsel prior to executing this Notice, the Award Agreement, and fully understands all provisions of this Notice, the Award Agreement and the Plan.  The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Award Agreement and the Plan shall be resolved by the Committee.

The Participant hereby acknowledges that he or she has had the opportunity to review with his or her own tax advisors the tax consequences of receiving this Notice, the Award Agreement and the Plan, and the transactions contemplated thereby, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction, prior to executing this Notice.  The Participant attests that he or she is relying solely on such advisors and not on any statements or representations of the Company or any of its agents or affiliates.  Further, the Participant hereby acknowledges and understands that he or she (and not the Company) shall be solely responsible for his or her tax liability that may arise as a result of receiving this Notice and the Award Agreement.

PARTICIPANT:

Signature:

Print Name:

Dated:

2

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

Subject to the terms and conditions of the Notice of Restricted Stock Award (the "Notice"), this Restricted Stock Award Agreement (the "Award Agreement"), and the Powell Industries, Inc. 2014 Non-Employee Director Equity Incentive Plan (the "Plan"), the individual set forth in the Notice (the "Participant") is hereby granted Shares of common stock (the "Covered Shares") in Powell Industries, Inc. (the "Company").  Unless otherwise specifically indicated, all terms used in this Award Agreement shall have the meaning as set forth in the Notice or the Plan.

1.Purchase Price Per Share.  If the Covered Shares are subject to a purchase price, as set forth in the Notice, the Participant shall have the right to purchase such Covered Shares at the specified purchase price in accordance with such procedures as may be established by the Committee from time to time.

2.Vesting Schedule and Risk of Forfeiture.

(a)Vesting Schedule.  Subject to the Participant's continuous service with the Company as a Director, the Covered Shares shall vest in accordance with the Vesting Schedule provided in the Notice.

(b)Risk of Forfeiture.  The Covered Shares shall be subject to a risk of forfeiture until such time the risk of forfeiture lapses in accordance with the Vesting Schedule.  All or any portion of the Covered Shares subject to a risk of forfeiture shall automatically be forfeited and immediately returned to the Company if Participant's continuous status as a Director is interrupted or terminated for any reason other than as permitted under the Plan.  The Company shall implement any forfeiture under this Section 2 in a unilateral manner, without Participant's consent, and with no payment to Participant, cash or otherwise, for the forfeited Covered Shares.

3.Transfer Restrictions.  The Covered Shares issued to the Participant hereunder may not be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Participant (other than by will or by the laws of descent or distribution) prior to the date when the Covered Shares become vested pursuant to the Vesting Schedule.  Any attempt to transfer Covered Shares in violation of this Section 3 shall be null and void and shall be disregarded.  The terms of the Plan and this Award Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Participant.

4.Escrow of Shares.  For purposes of facilitating the enforcement of the provisions of the Notice, this Award Agreement and the Plan, the Participant agrees, immediately upon receipt of the certificate(s) for the Covered Shares (i) to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit A, (ii) executed in blank by the Participant and with respect to each such stock certificate, (iii) to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Covered Shares have not vested pursuant to the Vesting Schedule or until such time as this Award Agreement is no longer in effect. Such escrow agent shall have the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Award Agreement in accordance with the terms hereof.  The Participant hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder hereunder with the stated authorities is a material inducement to the Company to enter into the Notice and this Award Agreement and that such appointment is coupled with an interest and is accordingly irrevocable.  The Participant agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto.  The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.  Upon the vesting of Covered Shares, the escrow holder will, without further order or instruction, transmit to the Participant the certificate evidencing such Shares.

5.Additional Securities.  Any securities or cash received as the result of an adjustment provided for in Section 15 of the Plan (the "Additional Securities") shall be retained in escrow in the same manner and subject to the same conditions and restrictions as the Covered Shares with respect to which they were issued, including the Vesting Schedule.  If the Additional Securities consist of a convertible security, the Participant may exercise any conversion right, and any securities so acquired shall constitute Additional Securities.  In the event of any change in certificates evidencing the Shares or the Additional Securities by reason of any transaction under Article 15 of the Plan, the escrow holder is authorized to deliver to the issuer the certificates evidencing the Shares or Additional Securities in exchange for the certificates of the replacement securities.

6.Distributions.  The Company shall disburse to the Participant all regular cash dividends with respect to the Shares and Additional Securities, whether vested or otherwise, on the same payment date dividends are disbursed to other shareholders of the Company.  Such dividends shall be fully vested on the date the dividends are disbursed and shall not be subject to the Vesting Schedule.

7.Taxes.  The Participant hereby acknowledges and understands that he or she may suffer adverse tax consequences as a result of the Participant’s receipt of (or purchase of), vesting in, or disposition of, the Covered Shares.  The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase, vesting, or disposition of the Covered Shares and that the Participant is not relying on the Company for any tax advice.

(a)Representations.  The Participant has reviewed with his own tax advisors the tax consequences of this investment and the transactions contemplated by this Award Agreement, including any U.S. federal, state and local tax laws, and any other applicable taxing jurisdiction.  The Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Participant hereby acknowledges and understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(b)Section 83(b) Election.  The Participant hereby acknowledges that he or she has been informed that if he or she makes a timely election (the "Election") pursuant to Section 83(b) of the Code to be taxed currently on any difference between the Fair Market Value of the Covered Shares and any purchase price paid, this will result in a recognition of taxable income to the Participant on the date the Covered Shares were granted.  Absent such an Election, taxable income will be measured and recognized by the Participant at the time or times on which the Covered Shares become vested.  The Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the Covered Shares granted pursuant to the Plan and this Award Agreement, and the advisability of filing the Election under Section 83(b) of the Code.  A form of Election under Section 83(b) is attached hereto as Exhibit B.

THE PARTICIPANT ACKNOWLEDGES THAT IT IS THE PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S OR ANY AFFILIATE TO TIMELY FILE THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE PARTICIPANT REQUESTS THE COMPANY, AFFILIATE OR THEIR REPRESENTATIVE TO MAKE THIS FILING ON THE PARTICIPANT’S BEHALF.

8.Legality of Initial Issuance.  No Covered Shares shall be issued unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Covered Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Covered Shares are listed has been satisfied; and (iii) any other applicable provision of state or U.S. federal law or other applicable law has been satisfied.

9.Restrictive Legends.  The share certificate evidencing the Covered Shares issued hereunder shall be endorsed with the following legends (in addition to any legend required under applicable U.S. federal, state securities laws and under any other Applicable Law):

(a)On the face of the certificate:

"TRANSFER OF THIS STOCK IS RESTRICTED IN ACCORDANCE WITH THE CONDITIONS PRINTED ON THE REVERSE OF THIS CERTIFICATE"

(b)On the reverse of the certificate:

"THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN POWELL INDUSTRIES, INC. 2014 EQUITY INCENTIVE PLAN, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN HOUSTON, TEXAS.  NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID PLAN. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF SAID PLAN."

10.Restrictions on Transfer.

(a)Stop-Transfer Notices.  The Participant agrees that, in order to ensure compliance with the restrictions referred to herein and applicable law, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b)Rights of the Company.  The Company shall not (i) record on its books the transfer of any Covered Shares that have been sold or transferred in contravention of this Award Agreement or (ii) treat as the owner of Covered Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Covered Shares have been transferred in contravention of this Award Agreement.  Any transfer of Covered Shares not made in conformance with this Award Agreement shall be null and void and shall not be recognized by the Company.

11.Entire Agreement; Governing Law; and Amendments.  The provisions of the Plan and the Notice are incorporated herein by reference.  The Plan, the Notice and this Award Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.  This Award Agreement is governed by the laws of the State of Texas applicable to contracts executed in and to be performed in that country.

12.Construction; Severability.  The captions used in this Award Agreement are inserted for convenience and shall not be deemed a part of the Shares for construction or interpretation.  Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular.  Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.  The validity, legality or enforceability of this Award Agreement shall not be affected even if one or more of the provisions of this Award Agreement shall be held to be invalid, illegal or unenforceable in any respect.

13.Administration and Interpretation.  Any question or dispute regarding the administration or interpretation of the Plan or this Award Agreement shall be submitted by the Participant or by the Company to the Committee.  The resolution of such question or dispute by the Committee shall be final and binding on all persons.

14.Venue.  The Company, the Participant and the Participant's assignees agree that any suit, action or proceeding arising out of or related to the Plan or the Agreement shall be brought in the United States District Court for the Southern District of Texas (or should such court lack jurisdiction to hear such action, suit or proceeding, in a Texas state court in Harris County) and that all parties shall submit to the jurisdiction of such court.  The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  If any one or more provisions of this Section 14 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

15.Notices.  Any notice required by the terms of this Award Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the U.S. Postal Service, by registered or certified mail, with postage and fees prepaid.  Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

16.Spousal Consent.  To the extent the Participant is married, the Participant agrees to (i) provide the Participant's spouse with a copy of the Notice and this Award Agreement prior to its execution by Participant and (ii) obtain such spouse's consent to this Agreement as evidenced by such spouse's execution of the Spousal Consent attached hereto as Exhibit C.

17.Counterparts.  This Award Agreement may be executed in any number of counterparts, any of which may be executed and transmitted by facsimile, and each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same instrument.

18.Assignment.  Except as otherwise provided in this Award Agreement, the Participant shall not assign any of his or her rights under this Award Agreement without the written consent of the Company, which consent may be withheld in its sole discretion.  The Company shall be permitted to assign its rights or obligations under this Award Agreement, but no such assignment shall release the Company of its obligations hereunder.

*   *   *   *   *

EXHIBIT A

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE

[Please sign this document but do not date it.  The date and information of the transferee will be completed if and when the shares are assigned.]

FOR VALUE RECEIVED,                                      hereby sells, assigns and transfers unto                      |
               ,                                  (                   ) shares of the Common Stock of Powell Industries, Inc. (the "Company"), standing in his or her name on the books of the Company represented by Certificate No.                  herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company with the power of attorney to transfer the said stock in the books of the Company with full power of substitution.

Dated:
Signature of Participant

Print Name

EXHIBIT B

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Section 1.83-2 of the regulations.

1.The taxpayer who performed the services is:

Name:
Address:

Social Security No.:
Taxable Year:

2.The property with respect to which the election is made is __________ shares of the common stock of Powell Industries, Inc. (the "Company").

3.The property was transferred to the undersigned on _______________.

4.The property is subject to a forfeiture condition pursuant to which the issuer has the right to acquire the property without compensation to the taxpayer if for any reason taxpayer's service with the issuer is terminated.  The forfeiture condition lapses in a series of installments depending on certain conditions set forth in an Award Agreement.

5.The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $______ per share x ______ shares = $_______.

6.For the property transferred, the undersigned paid $______ per share x ______ shares = $______.

7.The amount to include in gross income is $______ [The result of the amount reported in Item 5 minus the amount reported in Item 6.]

8.A copy of this statement was furnished to the Company for whom taxpayer rendered the services underlying the transfer of such property.

9.This statement is executed on ___________, ____.

Signature of Spouse (if any)	Signature of Taxpayer

This election must be filed within 30 days after the date of transfer with the Internal Revenue Service Center with which Holder files his or her federal income tax returns.  This filing should be made by registered or certified mail, return receipt requested.  Holder must retain two copies of the completed form for filing with his or her federal and state tax returns for the current tax year and an additional copy for his or her records, and deliver another additional copy to the Company.

EXHIBIT C

POWELL INDUSTRIES, INC.

2014 NON-EMPLOYEE DIRECTOR EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

SPOUSAL CONSENT

I, the undersigned, hereby certify that:

1. I am the spouse of ________________________________________________.

2.Each of the undersigned and the undersigned’s spouse is a resident of ___________________________________________.

3.I have read the Powell Industries, Inc. 2014 Non-Employee Equity Incentive Plan (the "Plan") and the Restricted Stock Award Agreement (the "Award Agreement"), by and between Powell Industries, Inc. (the "Company"), and my spouse.  I have had the opportunity to consult independent legal counsel regarding the contents of the Award Agreement and the Plan.

4.I understand the terms and conditions of the Award Agreement and the Plan.

5.I hereby consent to the terms of the Award Agreement and the Plan and to their application to and binding effect upon any community property or other interest I may have in the Shares (it being understood that this Spousal Consent shall in no way be construed to create any such interest).  I agree that I will take no action at any time to hinder the operation of the transactions contemplated in and by the Award Agreement and the Plan.

IN WITNESS WHEREOF, this Spousal Consent has been executed as of _____________, 2014.

SPOUSE:

Signature:

Print Name: